UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 10, 2005 (Date of earliest event reported)

SLC STUDENT LOAN RECEIVABLES I, INC. (as depositor for SLC Student Loan Trust 2005-1 under the Amended and Restated Trust Agreement, dated as of June 15, 2005, between SLC Student Loan Receivables I, Inc. and Wilmington Trust Company)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-118089-02 (Commission File Number)	04-3598719 (I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6861
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       Other Events

See Exhibit 99.1 for the statement to the holders of SLC Student Loan Trust 2005-I, Student Loan Asset Backed Notes, Series 2005-1 for the period from August 1, 2005 through October 31, 2005.

ITEM 9.01.       Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Statement to the holders of SLC
Student Loan Trust 2005-1, Student Loan Asset
Backed Notes, Series 2005-1 for the period from
August 1, 2005 through October 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION, AS SERVICER

Date: November 14, 2005

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Statement to the holders of SLC Student Loan Trust 2005-1,
Student Loan Asset Backed Notes, Series 2005-1 for the period from August 1, 2005 through October 31, 2005.